Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of April 17, 2012 (“Amendment No. 3”), by and among TRANSUNION CORP., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK SECURITIES INC. and GOLDMAN SACHS LENDING PARTNERS LLC, (“GS”) each as lead arrangers (in such capacities, the “Lead Arrangers”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), and each other Lender (as defined below) party hereto.

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors and each Lender party thereto entered into Amendment No. 1 to Credit Agreement, dated as of February 10, 2011, which amended and restated the Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the Administrative Agent and the lenders from time to time party thereto (the “Lenders”) (as amended, amended and restated, supplemented or otherwise modified (in each case with the express prior written approval of the Additional Lender) through, but not including, the date hereof (other than with respect to Amendment No. 2 on the Amendment No. 2 Effective Date), the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment No. 3 have the same meanings as specified in the Credit Agreement);

Incremental Amendment

WHEREAS, in accordance with the provisions of Section 2.14(a) of the Credit Agreement, the Borrower has requested a Revolving Commitment Increase to the aggregate amount of the Extended Revolving Credit Commitment in an amount equal to $10,000,000;

WHEREAS, in accordance with the provisions of Section 2.14(a) of the Credit Agreement, Holdings, the Borrower, GS (in such capacity, an “Additional Lender”) and the Administrative Agent wish to effect an Incremental Amendment with respect to such Revolving Commitment Increase;

Extended Revolving Credit Facility Amendment and Extension

WHEREAS, immediately after giving effect to the Incremental Amendment on the date hereof, the Revolving Credit Facility consists of (x) Original Revolving Credit Commitments in the aggregate amount of $25,000,000 and (y) Extended Revolving Credit Commitments in the aggregate amount of $185,000,000;

WHEREAS, in accordance with the provisions of Section 2.15(a) of the Credit Agreement, the Borrower has made an Extension Offer to all Extending Revolving Credit Lenders to convert their existing Extended Revolving Credit Commitments into a new tranche of Extended Revolving Credit Commitments having the same terms as were theretofore applicable to the Extended Revolving Credit Commitments except as expressly described herein (the “Extended R-2 Revolving Credit Commitments”);

WHEREAS, the Extending Revolving Credit Lenders set forth in Part 1 of Schedule 1.01A as attached hereto (the “Extending R-2 Revolving Credit Lenders”) have agreed to convert all or a portion (as set forth on Schedule 1.01A as attached hereto) of their existing Extended Revolving Credit Commitments into Extended R-2 Revolving Credit Commitments;

WHEREAS, in accordance with the provisions of Section 2.15 of the Credit Agreement, Holdings and the Borrower wish to amend the Credit Agreement (the “Extended Revolving Credit Facility Amendment and Extension”) to effect the conversion of the Extended Revolving Credit Commitments of the Extending R-2 Revolving Credit Lenders into Extended R-2 Revolving Credit Commitments as more fully provided herein; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Incremental Amendment to the Credit Agreement

(a) Subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, the Additional Lender hereby agrees to provide a Revolving Commitment Increase pursuant to Section 2.14(a) of the Credit Agreement in the aggregate amount of $10,000,000, in accordance with the relevant requirements of the Credit Agreement. It is understood and agreed that from and after the Amendment No. 3 Effective Date, (i) the Additional Lender shall be a Lender under the Credit Agreement and (ii) the Revolving Commitment Increase pursuant to this Amendment No. 3 shall constitute a Commitment under the Credit Agreement in accordance with Section 2.14(a) thereof.

(b) Subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, upon the making of the Revolving Commitment Increase, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of April 17, 2012, among Holdings, the Borrower, the other Loan Parties, the Additional Lender, the Administrative Agent and the other Lenders party thereto.

“Amendment No. 3 Effective Date” means [            ], 2012 or, if different, the date of the effectiveness of the Incremental Amendment in accordance with Section 4 of Amendment No 3.

(ii) The portion of Schedule 1.01A of the Credit Agreement relating to Extended Revolving Credit Commitments is hereby amended by adding a new row to reflect the $10,000,000 Extended Revolving Credit Commitment of the Additional Lender.

SECTION 2. Extended Revolving Credit Facility Amendment and Extension.

(a) Subject to the effectiveness of the Incremental Amendment in accordance with Section 4 hereof and the satisfaction of the conditions set forth in Section 5 hereof, Holdings, the Borrower, the Administrative Agent and the Extending R-2 Revolving Credit Lenders hereby agree (i) to create, pursuant to Section 2.15 of the Credit Agreement, two separate tranches of Extended Revolving Credit Commitments within the Revolving Credit Facility, (x) one of which shall be comprised of the Extended Revolving Credit Commitments which are not converted into Extended R-2 Revolving Credit

Commitments pursuant to this Amendment No. 3 and shall be subject to the same terms as set forth in the Credit Agreement without giving effect to this Amendment No. 3 and (y) the second of which shall be comprised of the Extended R-2 Revolving Credit Commitments and shall be subject to the terms set forth in this Section 2, and (ii) to convert, upon the Amendment No. 3 Effective Date, all or a portion of the existing Extended Revolving Credit Commitments of the Extending R-2 Revolving Credit Lenders into Extended R-2 Revolving Credit Commitments as and to the extent set forth on Schedule 1.01A as attached hereto. It is understood and agreed that after the Amendment No. 3 Effective Date, (i) the Extended R-2 Revolving Credit Commitments being created pursuant to this Amendment No. 3 shall constitute Extended Revolving Credit Commitments pursuant to Section 2.15 of the Credit Agreement, (ii) the Extending R-2 Revolving Credit Lenders shall constitute Extending Revolving Credit Lenders pursuant to Section 2.15 of the Credit Agreement, (iii) the Extended R-2 Revolving Credit Commitments shall constitute a separate tranche of Revolving Credit Commitments from the tranche of Extended Revolving Credit Commitments from which they have been converted and (iv) both the Extended R-2 Revolving Credit Commitments and the Extended Revolving Credit Commitments not converted into Extended R-2 Revolving Credit Commitments pursuant to this Amendment No. 3 shall be deemed to constitute Revolving Credit Commitments with the same terms except as to final maturity and otherwise as provided in Section 2.15 of the Credit Agreement and as expressly provided pursuant to this Section 2.

(b) Subject to (x) the effectiveness of the Incremental Amendment in accordance with Section 4 hereof and (y) the satisfaction of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as set forth below:

(i) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“Extended R-2 Revolving Credit Commitment” means as to any Extending Revolving R-2 Credit Lender, the Extended R-2 Revolving Credit Commitment (if any) set forth opposite each such Lender’s name in Part 1 of Schedule 1.01A under the caption “Extended R-2 Revolving Credit Commitment”.

“Extending R-2 Revolving Credit Lender” means each Extending Revolving Credit Lender as set forth in Part 1 of Schedule 1.01A.

(ii) Section 1.01 of the Credit Agreement is hereby further amended by deleting the text “and” appearing immediately prior to the text “(ii)” and by adding a new clause (b)(iii) to the definition of “Applicable Rate” as follows:

“(iii) with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees in respect of Revolving Credit Lenders with Extended R-2 Revolving Credit Commitments created pursuant to Amendment No. 3, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Senior Secured Net Leverage Ratio	LIBOR and Letter of Credit Fees	Base Rate	Unused Commitment Fee Rate
1	>2.25:1	3.75%	2.75%	0.50%
2	≤2.25:1	3.50%	2.50%	0.50%

(iii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the proviso appearing in the first sentence of the definition of “Base Rate” in its entirety as follows:

“provided that in no event shall the Base Rate be less than (i) in respect of Term Loans, 2.50% per annum, (ii) in respect of Revolving Loans made pursuant to Extended Revolving Credit Commitments that were created pursuant to Amendment No. 1, 2.50% per annum, (iii) in respect of Revolving Loans made pursuant to Extended R-2 Revolving Credit Commitments that were created pursuant to Amendment No. 3, 2.50% per annum and (iv) for all other purposes, 2.75% per annum.”

(iv) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Extended Revolving Credit Commitment” in its entirety as follows:

“Extended Revolving Credit Commitment” means (i) each Revolving Credit Commitment set forth on Part 1 of Schedule 1.01A under the caption “Extended R-2 Revolving Credit Commitment”, (ii) each Revolving Credit Commitment set forth on Part 2 of Schedule 1.01A under the caption “Extended Revolving Credit Commitment” and (iii) any other Revolving Credit Commitment which is deemed to be an “Extended Revolving Credit Commitment” pursuant to Section 2.15 hereof after the Amendment No. 3 Effective Date.

(v) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Extending Revolving Credit Lender” in its entirety as follows:

“Extending Revolving Credit Lender” means (i) each Revolving Credit Lender as set forth in Part 1 of Schedule 1.01A, (ii) each Revolving Credit Lender as set forth in Part 2 of Schedule 1.01A and (ii) any other Revolving Credit Lender which is deemed to be an “Extending Revolving Credit Lender” pursuant to Section 2.15 hereof after the Amendment No. 3 Effective Date.

(vi) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (a)(ii) of the definition of “LIBOR” in its entirety as follows:

“(w) in respect of Term Loans, 1.50% per annum, (x) in respect of Revolving Loans made pursuant to Extended Revolving Credit Commitments that were created pursuant to Amendment No. 1, 1.50% per annum, (y) in respect of Revolving Loans made pursuant to Extended R-2 Revolving Credit Commitments that were created pursuant to Amendment No. 3, 1.50% per annum and (z) for all other purposes, 1.75% per annum”.

(vii) Section 1.01 of the Credit Agreement is hereby further amended by deleting the text “and (iv)” where it appears in the definition of “Maturity Date” and inserting the following text in lieu thereof:

“, (iv) with respect to the Extended R-2 Revolving Credit Commitments created on the Amendment No. 3 Effective Date pursuant to Amendment No. 3, February 10, 2017 and (v)”

(viii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Revolving Credit Commitment” as follows:

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the captions “Original Revolving Credit Commitment”, “Extended Revolving Credit Commitment” and/or “Extended R-2 Revolving Credit Commitment”, as the case may be, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14 and Section 10.07(b)). The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $210,000,000 on the Amendment No. 3 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

(ix) Section 2.14(a) shall be amended to replace the text “or” appearing immediately prior to clause (b) thereof with the text “,” and to add a new clause (c) immediately prior to the text “(a “Revolving Commitment Increase”)” as follows:

“or (c) one or more increases in the amount of the Extended R-2 Revolving Credit Commitments on the same terms as the Extended R-2 Revolving Credit Commitments created pursuant to Amendment No. 3”

(x) Section 2.15 of the Credit Agreement is hereby amended by restating the proviso at the end of clause (e) thereof as follows:

“; provided that no notice shall be required in connection with the Extension of Revolving Credit Commitments on the Amendment No. 1 Effective Date pursuant to Amendment No. 1 and the Extension of Revolving Credit Commitments on the Amendment No. 3 Effective Date pursuant to Amendment No. 3.”

(xi) The portion of Schedule 1.01A of the Credit Agreement relating to Revolving Credit Commitments is hereby amended and restated as set forth in Schedule 1.01A as attached hereto.

SECTION 3. Condition to Closing of Amendment No.3. The Amendment No. 3 Closing Date (the “Amendment No. 3 Closing Date”) shall occur on the date when the Administrative Agent (or its counsel) shall have received from each Lender directly affected by the Amendments, a counterpart of this Amendment No. 3 executed on behalf of each such Person (which may be transmitted by facsimile or by electronic transmission).

SECTION 4. Conditions of Effectiveness of the Incremental Amendment. The Incremental Amendment, as set forth in Section 1, shall become effective on the date when the following conditions shall have been satisfied (or waived in writing by the Additional Lender and the Administrative Agent):

(a) the Amendment No. 3 Closing Date shall have occurred;

(b) the Amendment No. 2 Effective Date shall have occurred pursuant to the terms of Amendment No. 2 to Credit Agreement (without giving effect to any waivers except to the extent approved in writing by the Additional Lender, and such Amendment No. 2 shall be in the form previously agreed to by the Additional Lender and no other amendment, supplement or modification shall have been made to the Credit Agreement, unless agreed to by the Additional Lender);

(c) Holdings, the Borrower, the Administrative Agent and GS, as Additional Lender as of the Amendment No. 3 Effective Date, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic transmission) the same to the Administrative Agent;

(d) the Borrower shall have paid in full all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 3 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 3 and required to be paid in connection with this Amendment No. 3 pursuant to Section 10.04 of the Credit Agreement;

(e) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.01 of the Credit Agreement shall have been satisfied (or waived in writing by the Additional Lender and the Administrative Agent) on and as of the Amendment No. 3 Effective Date;

(f) the Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by a financial officer of the Borrower, certifying that (i) the Borrower is in compliance with the covenant set forth in Section 7.11 of the Credit Agreement determined on a Pro Forma Basis as of the date of the most recently ended Test Period and (ii) Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case on a consolidated basis after giving effect to Amendment No. 3 on the Amendment No. 3 Effective Date, are Solvent as of the Amendment No. 3 Effective Date;

(g) the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Amendment No. 3 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 3 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 3 and, if applicable, the Guarantor Consent and Reaffirmation, in each case, to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 3 on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

(h) the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein); and

(i) the Administrative Agent shall have received from special New York counsel to the Loan Parties an opinion addressed to the Administrative Agent, the Collateral Agent, the Additional Lender and the Lenders and dated the Amendment No. 3 Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 5. Conditions of Effectiveness of the Extended Revolving Credit Facility Amendment and Extension. The Extended Revolving Credit Facility Amendment and Extension shall become effective immediately after the effectiveness of the Incremental Amendment pursuant to Section 4 above when the Administrative Agent (or its counsel) shall have received from (i) each Extending R-2 Revolving Credit Lender, (ii) Holdings and (iii) the Borrower a counterpart of this Amendment No. 3 executed on behalf of each such Person (which may be transmitted by facsimile or by electronic transmission); and

SECTION 6. Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant as follows as of the date hereof:

(a) The execution, delivery and performance by each Loan Party party hereto of this Amendment No. 3 are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery nor performance by each Loan Party party hereto of this Amendment No. 3 will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) This Amendment No. 3 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c) Upon the effectiveness of this Amendment No. 3 and both before and immediately after giving effect to this Amendment No. 3 as contemplated herein, no Default or Event of Default exists.

(d) Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 3 is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.

SECTION 7. Post-Effectiveness Obligations. Within sixty (60) days after the Amendment No. 3 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following:

(a) with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;

(b) with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 7 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below);

(c) an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage; and

(d) an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located.

SECTION 8. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 3 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3, and (ii) the Additional Lender shall constitute a “Lender” as defined in the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 3, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 3.

(c) The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 3, this Amendment No. 3 shall for all purposes constitute a Loan Document.

SECTION 9. Execution in Counterparts. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 3 shall be effective as delivery of an original executed counterpart of this Amendment No. 3.

SECTION 10. Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRANSUNION CORP.

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO
TRANS UNION LLC

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, Collateral Agent, L/C Issuer, Swing Line Lender and Extending R-2 Revolving Credit Lender

By:	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director

By:	/s/ Courtney E. Meeham
Name: Courtney E. Meeham
Title: Vice President

DEUTSCHE BANK SECURITIES INC., as Lead Arranger

By:	/s/ Stephanie Perry
Name: Stephanie Perry
Title: Managing Director

By:	/s/ Jackson Merchant
Name: Jackson Merchant
Title: Managing Director

GOLDMAN SACHS LENDING PARTNERS LLC, as Lead Arranger, Additional Lender and Extending R-2 Revolving Credit Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRANSUNION CORP., TRANS UNION LLC, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., as Extending R-2 Revolving Credit Lender:

By:	/s/ Laura Warner
Name: Laura Warner Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRANSUNION CORP., TRANS UNION LLC, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG. CAYMAN ISLANDS BRANCH, as Extending R-2 Revolving Credit Lender:

By:	/s/ Shaheen Malik
Name: Shaheen Malik Title: Vice President

By:	/s/ Michael Spaight
Name: Michael Spaight Title: Associate

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRANSUNION CORP., TRANS UNION LLC, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A., as Extending R-2 Revolving Credit Lender:

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer Title: Executive Director

Schedule 1.01A

Revolving Credit Commitments

Part 1: Extended R-2 Revolving Credit Commitments

Name of Lender	Extended R-2 Revolving Credit Commitment
Deutsche Bank Trust Company Americas	$45,000,000
Bank of America, N.A.	$40,000,000
JPMorgan Chase Bank, N.A.	$40,000,000
Credit Suisse AG, Cayman Islands Branch	$20,000,000
Goldman Sachs Lending Partners LLC	$10,000,000

Part 2: Extended Revolving Credit Commitments1

Name of Lender	Extended Revolving Credit Commitment
SunTrust Bank	$20,000,000
U.S. Bank National Association	$10,000,000

Part 3: Original Revolving Credit Commitments2

Name of Lender	Original Revolving Credit Commitment
The Governor and Company of the Bank of Ireland	$10,000,000
JP Morgan Chase Bank, N.A.	$5,000,000
Bank of America, N.A.	$5,000,000
GE Capital Financial Inc.	$5,000,000

1	Revolving Credit Commitments that were extended pursuant to Amendment No. 1 to Credit Agreement, but not extended pursuant to Amendment No 3 to Credit Agreement.
2	Revolving Credit Commitments that were not extended pursuant to Amendment No. 1 to Credit Agreement.

ANNEX A

GUARANTOR CONSENT AND REAFFIRMATION

April 17, 2012

Reference is made to the Credit Agreement dated as of June 15, 2010, among TRANSUNION CORP., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), as amended and restated pursuant to Amendment No. 1, dated as of February 10, 2011, as further amended pursuant to Amendment No. 2, dated as of February 27, 2012 and Amendment No. 3, dated as of April 17, 2012 (the “Credit Agreement”). Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement.

Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 3, including the making of Revolving Commitment Increase and the conversion of certain Extended Revolving Credit Commitments into Extended R-2 Revolving Credit Commitments as contemplated thereby, and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 3 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 3.

Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 3, all of its respective Obligations under the Loan Documents to which it is a party, as such Obligations have been amended by Amendment No. 3, are reaffirmed, and remain in full force and effect.

After giving effect to Amendment No. 3, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 3, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 3), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 3, and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

TRANSUNION CORP.

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO
TRANSUNION INTERACTIVE, INC.

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO
VISIONARY SYSTEMS, INC.

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO
TRANSUNION TELEDATA LLC

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO
TRANSUNION HEALTHCARE LLC

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO

DIVERSIFIED DATA DEVELOPMENT CORPORATION

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO
TRANSUNION FINANCING CORPORATION

By:	/s/ Samuel Allen Hamood
Name: Samuel Allen Hamood
Title: EVP & CFO